INVESTORS FUND SERIES
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1998
                                -----------------

The following text replaces the section entitled "Investment Objectives, Policies and Risk Factors -- Special Risk Factors -- Foreign Securities" on page 51 in the Prospectus:

          Special Risk Factors - Foreign Securities

          The Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond, Value+Growth, Blue Chip and Financial Services Portfolio invest primarily in securities that are publicly traded in the United States; but, each has discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. As a non-fundamental policy, these Portfolios (other than the Financial Services Portfolio) currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. The Financial Services Portfolio may invest up to 30% of its total assets in foreign securities. The Horizon Portfolios will invest in foreign securities at a target level normally ranging from 20% to 40% of the allocation of each Portfolio to equity securities. See "Horizon Portfolios" above. These Portfolios may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States and are not subject to the preceding limitation. The Value and Small Cap Value Portfolios may invest up to 20% of their assets in securities of foreign companies in the form of ADRs. High Return Equity may invest up to 20% of its assets in securities of foreign companies through the acquisition of ADRs as well as through the purchase of securities of foreign companies that are publicly traded in the United States. Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with its foreign securities investments, each such Portfolio may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International, Global Income, Global Blue Chip, and International Growth and Income Portfolios may invest without limit in foreign securities, and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures contracts. See "Investment Techniques - Options and Financial Futures Transactions - Foreign Currency Transactions." The Money Market Portfolio and Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.

The following text replaces the last paragraph of the section entitled "Investment Objectives, Policies and Risk Factors - Growth and Value Stocks" on page 49 in the Prospectus:

          Growth and Value Stocks

          The allocation between growth and value stocks in the Value+Growth and Horizon Portfolios will be made by the investment manager's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the Portfolio more heavily in the type of stocks that are believed to present greater total return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Allocations in favor of growth or value normally would not be expected to exceed 60% for the Horizon Portfolios. For both Portfolios, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term

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          considerations and changes would normally be expected to be gradual.
          There is no assurance that the allocation process will improve investment results.

The following text replaces information in the section entitled "Investment Manager" on page 76 in the Prospectus dated May 1, 1998 for Kemper Horizon 20+ Portfolio, Kemper 10+ Portfolio, Kemper Horizon 5 Portfolio and Kemper Value+Growth Portfolio.

          INVESTMENT MANAGER

          Philip S. Fortuna is the lead portfolio manager of the Horizon 20+, Horizon 10+, Horizon 5 and Value+Growth Portfolios. Mr. Fortuna joined Scudder Kemper in 1986 and is a Managing Director. He served as Director of Quantitative Services from 1987 to 1993 and Director of Investment Operations from 1993 to 1995. From 1995 to 1997, he was involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna currently oversees all of Scudder Kemper's quantitative activities.


August 17, 1998

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